UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) November 5, 2009
      -------------------------------------------------------------------

                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ---- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))



ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 5, 2009, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the fiscal year ended September 30, 2009. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated November 5, 2009, issued by AMCON Distributing Company announcing financial results for the fiscal year ended ended September 30, 2009



                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: November 5, 2009          By:      Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                           Chief Financial Officer
















                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY REPORTS RECORD FULLY DILUTED EARNINGS PER SHARE OF $16.61 PER SHARE FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2009

                              NEWS RELEASE

Chicago, IL, November 5, 2009 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce record fully diluted earnings per share of $16.61 on net income available to common stockholders of $12.4 million for the fiscal year ended September 30, 2009.

"Our management team has once again delivered record results despite the recessionary environment. Throughout the year we maintained a conservative posture and took advantage of opportunities when they were presented," said Christopher H. Atayan, AMCON's Chairman and Chief Executive Officer. Atayan continued, "We believe that if we continue to add value for our customers, our shareholders will benefit. The results this year are a testament to the high degree of collaboration that we have with our customers."

"As previously announced, our Board of Directors recently raised our quarterly dividend to $0.18 per share, an increase of 80 percent, and also authorized a share repurchase program of up to 50,000 shares to benefit our shareholders. Our recently announced acquisition in Northwest Arkansas is in furtherance of our long-term strategy which is to both grow our geographic base and increase penetration in existing markets. Integrating this acquisition will be a high priority for our management team in the coming quarters. I am also pleased to announce that our retail health food division will open a new store in Tulsa in calendar 2010. We will continue to look for acquisition opportunities in both our business segments," noted Atayan.

Each of AMCON's business segments reported excellent years. The wholesale distribution segment reported revenues of $243.3 million and operating income before depreciation of $5.6 million for the fourth fiscal quarter and revenues and operating income before depreciation of $871.3 million and $18.4
million, respectively, for all of fiscal 2009.   The retail health food
segment reported revenues of $9.0 million and operating income before depreciation of $1.0 million for the fourth fiscal quarter and annual revenue of $36.6 million and operating income before depreciation of $3.7 million for fiscal 2009. AMCON ended the year with stockholders' equity of $23.8 million.

"We continue to expend significant energy and resources developing profit making opportunities and programs for our customers. For example, a well run food service program drives traffic to our customer's stores and increases their bottom line. Our new northwest Arkansas customers have expressed significant interest in these programs," said Kathleen Evans, President of AMCON's wholesale distribution segment. "We strive to be the service leader in the market because we believe that will keep us in a leadership position during tough times," added Evans.

"Our customers have a strong identity of interest with our Akins and Chamberlin's brands. The stores stand for quality, service and a wide variety of products at an attractive price. We are enthusiastic about our new store opening in Tulsa in 2010. We have maintained discipline in terms of opening new stores over the years. However, we felt the timing was appropriate and the terms of this particular situation made sense for our stockholders. We will continue to be looking to open new stores as well as acquire existing stores as the opportunities present themselves. Our long term objective is to increase the penetration in the markets we presently serve and to opportunistically add new markets which are suited to our business model. Additionally, we have made prudent capital expenditures to make sure that our existing base of stores are at the high levels our customers expect," said Eric Hinkefent, President of AMCON's retail health food segment.

"We are focused on maintaining high degrees of liquidity in our balance sheet in the short term. We were able to increase our stockholders equity by $12.8 million and reduce total debt by $20.9 million in fiscal 2009," said Andrew Plummer, AMCON's Chief Financial Officer. "We believe a conservative balance sheet is prudent in anticipation of softness in the broader economy that will continue to impact our customers in fiscal 2010. This positions our organization to move decisively from a financial perspective when events and circumstances warrant. It also enables us to best deliver value to our customers and to draw down on the line from time-to-time to develop profitable opportunities on their behalf," added Plummer.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with locations in Arkansas, Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964








CONSOLIDATED BALANCE SHEETS
AMCON Distributing Company and Subsidiaries
--------------------------------------------------------------------------------------------------
September 30,                                                             2009           2008
--------------------------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash                                                             $     309,914    $     457,681
   Accounts receivable, less allowance
    for doubtful accounts of $0.9 million
    and $0.8 million in 2009 and 2008, respectively                    28,393,198       27,198,414
   Inventories, net                                                    34,486,027       37,330,969
   Deferred income taxes                                                1,701,568        1,260,609
   Current assets of discontinued operations                                    -           18,947
   Prepaid and other current assets                                     1,728,576        3,519,650
                                                                    ------------------------------
      Total current assets                                             66,619,283       69,786,270

Property and equipment, net                                            11,256,627       10,907,541
Goodwill                                                                5,848,808        5,848,808
Other intangible assets, net                                            3,373,269        3,373,269
Deferred income taxes                                                           -          234,171
Non-current assets of discontinued operations                                   -        2,032,047
Other assets                                                            1,026,395        1,123,252
                                                                    ------------------------------
                                                                    $  88,124,382    $  93,305,358
                                                                    ==============================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                 $  15,222,689    $  14,738,214
   Accrued expenses                                                     6,768,924        5,275,697
   Accrued wages, salaries and bonuses                                  3,257,832        2,636,699
   Income taxes payable                                                 3,984,258          313,021
   Current liabilities of discontinued operations                               -        4,041,837
   Current maturities of credit facility                                  177,867        3,046,000
   Current maturities of long-term debt                                 1,470,445          787,128
                                                                    ------------------------------
      Total current liabilities                                        30,882,015       30,838,596

Credit facility, less current maturities                               22,655,861       32,155,005
Deferred income taxes                                                   1,256,713                -
Long-term debt, less current maturities                                 5,066,185        6,525,881
Noncurrent liabilities of discontinued operations                               -        6,542,310

Series A cumulative, convertible preferred stock, $.01 par value
  100,000 authorized and issued, liquidation preference
  $25.00 per share                                                      2,500,000        2,438,355

Series B cumulative, convertible preferred stock, $.01 par value
  80,000 authorized and issued, liquidation preference
  $25.00 per share                                                      2,000,000        1,857,645

Series C cumulative, convertible preferred stock, $.01 par value
  80,000 authorized and issued at September 30, 2008,
  liquidation preference $25.00 per share                                       -        1,982,372

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $0.01 par value, 1,000,000 shares authorized,
   180,000 shares outstanding and issued in Series A and B at
   September 2009 and 260,000 shares outstanding and issued
   in Series A, B and C at September 2008 referred to above                     -                -
  Common stock, $0.01 par value, 3,000,000 shares
   authorized, 573,232 shares outstanding at September 2009
   and 570,397 shares outstanding at September 2008                         5,732            5,704
  Additional paid-in capital                                            7,617,494        6,995,948
  Retained earnings                                                    16,140,382        3,963,542
                                                                    ------------------------------
      Total shareholders' equity                                       23,763,608       10,965,194
                                                                    ------------------------------
                                                                    $  88,124,382    $  93,305,358
                                                                    ==============================



CONSOLIDATED STATEMENTS OF OPERATIONS
AMCON Distributing Company and Subsidiaries
--------------------------------------------------------------------------------------------------
Fiscal Years Ended September                                              2009           2008
--------------------------------------------------------------------------------------------------
Sales (including excise taxes of $263.7 million and
 $206.8 million, respectively)                                      $ 907,953,044    $ 860,451,122

Cost of sales                                                         839,813,225      795,774,780
                                                                    ------------------------------
Gross profit                                                           68,139,819       64,676,342
                                                                    ------------------------------

Selling, general and administrative expenses                           51,539,775       51,631,324
Depreciation and amortization                                           1,216,089        1,386,218
                                                                    ------------------------------
                                                                       52,755,864       53,017,542
                                                                    ------------------------------
Operating income                                                       15,383,955       11,658,800

Other expense (income):
   Interest expense                                                     1,627,373        2,986,215
   Other income, net                                                     (104,259)        (114,613)
                                                                    ------------------------------
                                                                        1,523,114        2,871,602
                                                                    ------------------------------
Income from continuing operations
  before income tax expense                                            13,860,841        8,787,198
Income tax expense                                                      5,367,000        3,194,000
                                                                    ------------------------------
Income from continuing operations                                       8,493,841        5,593,198

Discontinued operations
 Gain on asset disposal and debt settlement,
  net of income tax expense of $2.7 million                             4,666,264                -

 Loss from discontinued operations, net of
  income tax benefit of $0.1 million and
  $0.2 million, respectively                                             (186,370)        (260,952)
                                                                    ------------------------------
Income (loss) on discontinued operations                                4,479,894         (260,952)
                                                                     -----------------------------
Net income                                                             12,973,735        5,332,246
Dividends on convertible preferred stock                                 (568,653)        (419,839)
                                                                     -----------------------------
Net income available to common shareholders                         $  12,405,082    $   4,912,407
                                                                    ==============================
   Basic earnings (loss) per share
     available to common shareholders:
      Continuing operations                                         $       14.45    $        9.65
      Discontinued operations                                                8.16            (0.49)
                                                                    ------------------------------
   Net basic earnings per share
     available to common shareholders                               $       22.61    $        9.16
                                                                    ==============================
   Diluted earnings (loss) per share
     available to common shareholders:
      Continuing operations                                         $       10.87    $        6.57
      Discontinued operations                                                5.74            (0.31)
                                                                    ------------------------------
   Net diluted earnings per share
     available to common shareholders                               $       16.61    $        6.26
                                                                    ==============================

Weighted average shares outstanding:
   Basic                                                                  548,616          536,319
   Diluted                                                                781,265          851,298








CONSOLIDATED STATEMENTS OF CASH FLOWS
AMCON Distributing Company and Subsidiaries
--------------------------------------------------------------------------------------------------
Fiscal Years Ended September                                               2009           2008
--------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $  12,973,735    $   5,332,246

  Deduct: Income (loss) from discontinued operations,
            net of tax                                                  4,479,894         (260,952)
                                                                    ------------------------------
  Income from continuing operations                                     8,493,841        5,593,198

    Adjustments to reconcile income from
    continuing operations to net cash flows
    from operating activities:
    Depreciation                                                        1,216,089        1,359,417
    Amortization                                                                -           26,801
    Loss (gain) on sale of property and equipment                          24,915          (39,619)
    Stock based compensation                                              531,600          435,250
    Net excess tax benefit on equity-based awards                          (2,245)         (16,592)
    Deferred income taxes                                               1,049,925        2,719,652
    Provision for losses on doubtful accounts                             124,574          505,000
    Provision for losses on inventory obsolescence                        299,155          101,998

  Changes in assets and liabilities:
    Accounts receivable                                                (1,319,358)         145,524
    Inventories                                                         2,545,787       (7,694,240)
    Prepaid and other current assets                                    1,791,074        2,415,558
    Other assets                                                           96,857          (30,102)
    Accounts payable                                                      (80,446)        (515,348)
    Accrued expenses and accrued wages, salaries and bonuses            2,113,154          415,879
    Income taxes payable                                                3,673,482          (38,160)
                                                                    ------------------------------
Net cash flows from operating activities - continuing operations       20,558,404        5,384,216
Net cash flows from operating activities - discontinued operations     (2,673,712)        (230,042)
                                                                    ------------------------------
Net cash flows from operating activities                               17,884,692        5,154,174
                                                                    ------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                                 (1,673,432)        (845,156)
    Proceeds from sales of property and equipment                         107,255           86,209
                                                                    ------------------------------
Net cash flows from investing activities                               (1,566,177)        (758,947)
                                                                    ------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Net payments on bank credit agreements                            (12,367,277)      (3,653,175)
    Principal payments on long-term debt                                 (788,712)        (656,092)
    Proceeds from exercise of stock options                                87,729          148,384
    Net excess tax benefit on equity-based awards                           2,245           16,592
    Redemption of Series C convertible preferred stock                 (2,000,000)               -
    Dividends paid on convertible preferred stock                        (347,025)        (419,839)
    Dividends on common stock                                            (228,242)         (90,970)
                                                                    ------------------------------
Net cash flows from financing activities - continuing operations      (15,641,282)      (4,655,100)

Net cash flows from financing activities - discontinued operations       (825,000)               -
                                                                    ------------------------------
Net cash flow from financing activities                               (16,466,282)      (4,655,100)
                                                                    ------------------------------
Net change in cash                                                       (147,767)        (259,873)

Cash, beginning of year                                                   457,681          717,554
                                                                    ------------------------------
Cash, end of year                                                   $     309,914    $     457,681
                                                                    ==============================










-------------------------------------------------------------------------------------------------
Fiscal Years                                                              2009           2008
-------------------------------------------------------------------------------------------------
Supplemental disclosure of cash flow information:
  Cash paid during the year for interest                            $   1,719,895    $  3,116,098
  Cash paid during the year for income taxes                            3,249,594         354,508

Supplemental disclosure of non-cash information:
  Constructive dividends on Series A, B and C Convertible
   Preferred Stock                                                  $     221,628               -
  Acquisition of equipment through capital leases                          12,333         277,624
  Equipment acquisitions classified as accounts payable                    11,580               -

  TSI disposition - discontinued operations:
    Property and equipment, net                                     $  (2,032,047)              -
    Accrued expenses                                                     (925,452)              -
    Long-term debt                                                     (6,945,548)              -
    Deferred gain on CPH settlement                                    (1,542,312)              -
